AMENDMENT #1 TO EXCLUSIVE LICENSE AGREEMENT


	THIS AMENDMENT to the Exclusive License Agreement between Wataire Industries, Inc. ("Licensor") and Wataire International Inc. formerly Cimbix Corporation ("Licensee") dated July 10, 2006 (the "License Agreement") is made as of the 19th day of October, 2006.

	WHEREAS, Section 2.01 of the License Agreement provides that the term of the License Agreement is for a five-year period; and

	WHEREAS, Section 2.02 of the License Agreement provides that the term of the License Agreement may be extended for an additional five-year period; and

	WHEREAS, the parties hereto desire to amend Sections 3.01 and 3.02 of the License Agreement to provide for a 15-year initial term and a 10-year additional term on extension of the 15-year term;

	NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto agree to amend the License Agreement as follows:

	1.	Amendment of Section 2.01.  Section 2.01 of the License
Agreement is hereby amended to read in full as follows: "The term of this agreement shall commence on July 10, 2006 and end on July 31, 2021."

	2.	Amendment of Section 2.02.  Section 2.02 of the License
Agreement is hereby amended to read in full as follows: "The Company and the Licensee agree to extend this agreement for a further 10-year period, if, within the term of this agreement, the Licensee is the effective cause of completing the terms contained within."



	IN WITNESS WHEREOF the parties hereto as of the day and year first above written have duly executed this Amendment #1 to the License Agreement.

Wataire Industries Inc.

    /s/ Phil Fraser
By: ___________________
Phil Fraser,
Authorized Signatory

Wataire International Inc.
formerly Cimbix Corporation

    /s/ Robert Rosner
By: ___________________
Robert Rosner
Authorized Signatory